UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (218) 634-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Fourth Amended and Restated 2008 Stock Incentive Plan

At the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of ANI Pharmaceutical, Inc. (the "Company") held on May 22, 2014, the Company's stockholders approved the Company's Fourth Amended and Restated 2008 Stock Incentive Plan (which is referred to herein as the “Fourth Amended and Restated 2008 Plan” or in some cases, the “plan”). The Fourth Amended and Restated 2008 Plan provides for the following changes:

•	makes an additional 894,445 shares of common stock available for issuance;

•	adds provisions to allow performance-based awards granted to the Company’s executive officers under the Plan to be fully deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code;

•	removes the limit on the number of shares available for issuance as “full value” awards such as restricted stock and performance-based restricted units; and

•	extends the expiration date of the Current 2008 Plan to ten years from the date of the Annual Meeting.

A detailed description of the Fourth Amended and Restated 2008 Plan is included in the Company's Definitive Proxy Statement, filed April 11, 2014 (the "Proxy Statement").

Option Awards

As a result of the approval of the Fourth Amended and Restated 2008 Plan by the Company's stockholders at the Annual Meeting, the Company granted options to the Company's full-time employees, including the named executive officers as described below, to purchase the Company's common stock. The Board of Directors of the Company had approved such awards, subject to stockholder approval of the Fourth Amended and Restated 2008 Plan, on July 12, 2013 and August 1, 2013.

Compensation, other than option awards, for the named executive officers of the Company for the fiscal year ended December 31, 2013 was previously reported by the Company in the Summary Compensation Table beginning on page 38 of the Proxy Statement. As of the filing of the Proxy Statement, option awards for named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Proxy Statement. Pursuant to Item 5.02(f) of Form 8-K, below is a revised Summary Compensation Table, which includes the option awards granted to the named executive officers and revised total compensation figures for the fiscal year ended December 31, 2013. No other amounts have changed.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)		Non-Equity Incentive Plan Compensation (5)	Non-qualified Deferred Compensation Earnings	All Other Compensation (6)	Total
Arthur S. Przybyl	2013	$200,543	$200,000	$2,072,006	$2,327,231	(4)	$187,688	$-	$5,343	$4,992,811
President, Chief Executive Officer and Director

Charlotte C. Arnold	2013	$133,562	$100,000	$627,286	$1,076,593	(4)	$100,000	$-	$-	$2,037,441
Vice President and Chief Financial Officer

Robert Schrepfer	2013	$91,404	$-	$-	$1,115,169	(4)	$98,000	$-	$-	$1,304,573
Vice President, New Business Development and Contract Manufacturing

James G. Marken	2013	$131,433	$-	$530,994	$718,400	(4)	$73,805	$-	$-	$1,454,632
Vice President, Operations

Robert J. Jamnick	2013	$112,551	$-	$502,596	$718,400	(4)	$63,202	$-	$-	$1,396,749
Vice President, Quality and Product Development

Stephen M. Simes (7)	2013	$382,634	$-	$-	$-		$-	$-	$1,521,812	$1,904,446
Former Vice Chairman,	2012	$496,700	$-	$-	$419,999		$200,000	$-	$31,749	$1,148,448
President and Chief Executive Officer

Phillip B. Donenberg (7)	2013	$172,360	$-	$-	$-		$-	$-	$793,709	$966,069
Former Senior Vice	2012	$308,000	$-	$-	$149,625		$100,000	$-	$28,113	$585,738
President of Finance, Chief Financial Officer and Secretary

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(1)	For Mr. Przybyl, Ms. Arnold, Mr. Marken, and Mr. Jamnick, represents salary paid following the completion of the Merger on June 19, 2013, when such persons became employees of the Company. For Mr. Schrepfer, represents salary paid following his employment with the Company effective as of August 12, 2013.

(2)	Represents discretionary performance cash bonuses paid to Mr. Przybyl and Ms. Arnold in respect of the completion of the Merger.

(3)	Represents the dollar value of transaction bonus amounts payable in stock of the combined company following the Merger to Mr. Przybyl, Ms. Arnold, Mr. Marken and Mr. Jamnick pursuant to transaction bonus agreements, initially dated September 22, 2012, as amended on December 28, 2012 with respect to Mr. Przybyl and Ms. Arnold only, and as finally amended on April 12, 2013, between ANIP Acquisition Company ("ANIP") and each of such named executive officers. The transaction bonus amounts were based on the net proceeds available for distribution to ANIP’s stockholders in connection with the Merger. The number of shares of the Company’s common stock issued to Mr. Przybyl, Ms. Arnold, Mr. Marken and Mr. Jamnick pursuant to the transaction bonus agreements were 327,748, 99,208, 72,540, and 68,660, respectively, prior to withholding for taxes. All share numbers have been adjusted retroactively to reflect the one-for-six reverse stock split effected on July 17, 2013.

(4)	On July 12, 2013, in respect of compensation determinations relating to the completion of the Merger, the Board of Directors of the Company approved the grant of options to purchase the Company’s common stock to all of the Company's full-time employees, including applicable the named executive officers, at that date at an exercise price of $6.36, the closing price of the Company’s common stock on The NASDAQ Global Market on July 12, 2013, as adjusted to reflect the one-for-six reverse stock split effected on July 17, 2013. The awards were made contingent upon receipt by the Company of stockholder approval of such awards. On May 22, 2014, the Company's stockholders approved such awards at the Annual Meeting. The options vest in an equal annual amount over a four-year period beginning on the first anniversary of the grant date. The dollar values with respect to the stock options, based on the Black-Scholes option pricing model using the closing price of Company's stock on May 22, 2014, which was $29.61, for Mr. Przybyl is $2,327,231, for Ms. Arnold is $1,076,593, for Mr. Marken is $718,400 and for Mr. Jamnick is $718,400. On August 1, 2013, the Board of Directors of the Company approved, subject to stockholder approval, the grant of options to purchase 46,250 units of the Company’s common stock to Mr. Schrepfer, at an exercise price of $6.60, the closing price of the Company's common stock on The NASDAQ Global Market on August 1, 2013. On May 22, 2014, the Company's stockholders approved such awards at the 2014 annual meeting of stockholders. Using the methodology described above, the total dollar value of the options granted to Mr. Schrepfer is $1,115,169.

(5)	Represents 100% of the targeted cash incentive opportunity paid in respect of achievement of the fiscal year ended December 31, 2013 key performance targets relating to the Company’s net sales and EBITDA.

(6)	For Mr. Przybyl, represents the prorated amount of the annual car allowance in the amount of $10,000 that Mr. Przybyl is entitled to under his employment agreement with the Company. For Messrs. Simes and Donenberg in 2013, represents golden parachute compensation in the amount of $1,492,484 and $771,232, respectively, paid to them in connection with the Merger. Also includes (i) health, dental, life and disability insurance benefits for Messrs. Simes and Donenberg in the amount of $13,500 and $11,801, respectively, (ii) tax gross-ups for Messrs. Simes and Donenberg in the amount of $10,178 and $7,285, respectively, and (iii) automobile allowances for Messrs. Simes and Donenberg in the amount of $5,650 and $3,390, respectively.

(7)	Messrs. Simes and Donenberg resigned effective June 19, 2013.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the following matters, all of which were set forth in the Proxy Statement were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company for a term of one year.

Nominee	For	Against/Withheld	Broker Non-Votes
1. Robert E. Brown, Jr.	7,200,535	124,658	2,319,604
2. Arthur S. Przybyl	7,202,716	122,477	2,319,604
3. Fred Holubow	7,228,157	97,036	2,319,604
4. Ross Mangano	7,213,778	111,415	2,319,604
5. Tracy L. Marshbanks, Ph.D.	7,262,924	62,269	2,319,604
6. Thomas A. Penn	7,200,901	124,292	2,319,604
7. Daniel Raynor	7,262,830	62,363	2,319,604

2.	Approval of the Company’s Fourth Amended and Restated 2008 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
7,227,729	90,067	7,397	2,319,604

3.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
9,579,973	48,747	16,077	0

4.	Approval of the compensation of the Company’s named executive officers, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
7,250,465	58,425	16,303	2,319,604

5.	Approval of the frequency of future advisory votes on executive compensation, on an advisory basis.

3 years	2 years	1 year	Abstain	Broker Non-Votes
5,806,727	15,880	1,487,174	15,412	0

On the basis of the above votes, (i) all the nominees listed above were elected to serve on the Board of Directors of the Company for a term of one year; (ii) the Fourth Amended and Restated 2008 Stock Incentive Plan was approved; (iii) appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was ratified; (iv) the Company’s named executive officer compensation was approved, on an advisory non-binding basis; and (v) the proposal to hold an advisory non-binding vote on executive compensation every 3 years was approved, on an advisory non-binding basis.

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Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	ANI Pharmaceuticals, Inc. Fourth Amended and Restated 2008 Stock Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014)

10.2	Form of Incentive Stock Option Agreement under the ANI Pharmaceuticals, Inc. Fourth Amended and Restated 2008 Stock Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014)

10.3	Form of Non-Statutory Stock Option Agreement under the ANI Pharmaceuticals, Inc. Fourth Amended and Restated 2008 Stock Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Charlotte C. Arnold
Charlotte C. Arnold
Vice President and Chief Financial Officer
Dated: May 27, 2014

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